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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):   December 10, 2001



                           U.S. WIRELESS CORPORATION
                           -------------------------
            (Exact name of registrant as specified in its charter)


             Delaware                              0-24742                   13-3704059

   (State or Other Jurisdiction                  (Commission              (I.R.S. Employer
        of Incorporation)                        File Number)            Identification No.)
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                               2303 Camino Ramon
                                   Suite 200
                         San Ramon, California  94583
                   (Address of principal executive offices)


                                (925) 327-6200
             (Registrant's telephone number, including area code)
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Item 2.  Acquisition or Disposition of Assets.

     In a press release issued December 12, 2001, a copy of which is filed herewith as Exhibit 99.1, U.S. Wireless Corporation (the "Company") announced that the United States Bankruptcy Court for the District of Delaware (the
"Bankruptcy Court") entered an order (the "Order") on December 6, 2001 approving the sale of substantially all of the assets of the Company. The Order approved the sale of assets (the "Asset Sale") to Trafficmaster USA, Inc., a Delaware corporation and a wholly-owned subsidiary of Trafficmaster Plc, a company registered in England (the "Purchaser") on the terms set forth in an Asset Sale
Agreement, dated as of November 12, 2001, between the Company, its two wholly-owned subsidiaries, Wireless Location Services, Inc. and Wireless Location
Technologies, Inc., both Delaware corporations, debtors-in-possession, and the Purchaser (the "Asset Purchase Agreement"). A copy of the Asset Purchase
Agreement is attached to this Report as Exhibit 2.1.

     The Asset Sale closed on December 10, 2001. At the closing, in exchange for the sale of substantially all of the assets of the Company, the Purchaser paid the Company $2,000,000 in cash.

     The Company intends to file a plan of liquidation with the Bankruptcy
Court. The shareholders of the Company are not expected to receive any distribution.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (C) Exhibits

          Exhibit 2.1 Asset Sale Agreement, dated as of November 12, 2001, between U.S. Wireless Corporation, Wireless Location
                         Services, Inc. and Wireless Location Technologies,
                         Inc., Delaware corporations, debtors-in-possession, and
                         Trafficmaster USA, Inc., a Delaware corporation and a wholly owned subsidiary of Trafficmaster Plc, a company registered in England.

          Exhibit 99.1   Press release issued by U.S. Wireless Corporation on
                         December 12, 2001.
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Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        U.S. WIRELESS CORPORATION


Date:   December 12, 2001               By:  /s/ Dale Stone
                                           -----------------------------
                                           Dale Stone, President and Chief
                                           Operating Officer
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                                 Exhibit Index


          Exhibit 2.1 Asset Sale Agreement, dated as of November 12, 2001, between U.S. Wireless Corporation, Wireless Location
                         Services, Inc. and Wireless Location Technologies,
                         Inc., Delaware corporations, debtors-in-possession, and
                         Trafficmaster USA, Inc., a Delaware corporation and a wholly owned subsidiary of Trafficmaster Plc, a company registered in England.

          Exhibit 99.1   Press release issued by U.S. Wireless Corporation on
                         December 12, 2001.